Exhibit 8.1

20F Company List	Reporting period = 2006_03A

Country	Name	Group Interest %
ALGERIA	ABB Power Technologies SpA, Hydra	100.00
ALGERIA	SARPI - Société Algérienne pour la réalisation de projets industriels, Alger	50.00
ANGOLA	ABB Electrica SGPS, Lda., Luanda	100.00
ARGENTINA	ABB S.A., Buenos Aires	100.00
ARGENTINA	ABB Tubío S.A., San Luis	100.00
ARUBA (NL)	ABB Import & Export Services Ltd., Oranjestad/Aruba (NA)	100.00
AUSTRALIA	ABB Australia Pty Limited, Sydney	100.00
AUSTRALIA	Babcock Australia Pty Limited, Sydney, NSW	100.00
AUSTRALIA	ABB Group Investment Management Pty. Ltd., Sydney	100.00
AUSTRALIA	ABB Group Holdings Pty. Ltd., Sydney	100.00
AUSTRALIA	ABB Group Investment LLP, Sydney	100.00
AUSTRIA	ABB AG, Vienna	100.00
BAHRAIN	ABB Technologies W.L.L., Bahrain	100.00
BELGIUM	ABB N.V., Zaventem	100.00
BELGIUM	ABB ACH, Zaventem	66.20
BELGIUM	Asea Brown Boveri Europe Ltd., Brussels	100.00
BELGIUM	Asea Brown Boveri Jumet S.A., Jumet	100.00
BELGIUM	THV GTI-ABB, Zaventem	63.40
BOLIVIA	Asea Brown Boveri Ltda., La Paz	100.00
BOTSWANA	ABB (Pty) Ltd., Gaborone	100.00
BRAZIL	ABB Ltda., Osasco	100.00
BRAZIL	Consorcio Lummus Andromeda, Osasco	50.00
BRAZIL	ABB Lummus Global Ltda., Osasco	100.00
BULGARIA	ABB Bulgaria EOOD, Sofia	100.00
BULGARIA	ABB Avangard AD, Sevlievo	99.81
CAMEROON	Asea Brown Boveri S.A., Douala	100.00
CANADA	ABB Inc., St. Laurent, Quebec	100.00
CANADA	ABB Bomem Inc., Quebec	100.00
CANADA	Combustion Engineering Technology Investment Corp., St.Laurent, Quebec	100.00

CANADA	ABB International Projects Inc., St.Laurent, QC	100.00
CHILE	Asea Brown Boveri S.A., Santiago	100.00
CHILE	CMS, San Francisco de Mostazal	70.00
CHINA	ABB (China) Ltd., Beijing	100.00
CHINA	ABB Engineering (Shanghai) Ltd., Shanghai	100.00
CHINA	ABB Bailey Beijing Controls Co. Ltd., Beijing	51.00
CHINA	ABB Chongqing Transformer Company Ltd., Chongqing City	62.20
CHINA	ABB DATONG Traction Transformers Co., Ltd, Shanxi	50.00
CHINA	ABB Distribution Transformer (Hefei) Limited, Anhui	100.00
CHINA	ABB Xiamen Switchgear Co. Ltd., Xiamen	64.30
CHINA	ABB Electrical Machines Ltd., Shanghai	100.00
CHINA	ABB (China) Engineering Co. Ltd. Xiamen	100.00
CHINA	ABB Huadian High Voltage Switchgear (Xiamen) Company Ltd., Xiamen	51.00
CHINA	ABB Holding Ltd., Hong Kong	100.00
CHINA	ABB Beijing Drive Systems Co. Ltd., Beijing	90.00
CHINA	ABB LV Installation Materials Co. Ltd., Beijing	85.70
CHINA	ABB Xinhui Low Voltage Switchgear Co. Ltd., Xinhui (Guangdong)	80.00
CHINA	ABB Xiamen Low Voltage Equipment Co. Ltd., Xiamen	100.00
CHINA	ABB Lummus Global China Co. Ltd., Shanghai	100.00
CHINA	ABB Shanghai Motors Co. Ltd., Shanghai	75.00
CHINA	ABB Service Ltd., Hong Kong	100.00
CHINA	ABB Shanghai Transformer Co. Ltd., Shanghai	51.00
CHINA	ABB High Voltage Switchgear Co. Ltd., Beijing	60.00
CHINA	ABB Hefei Transformer Co. Ltd., Hefei	100.00

CHINA	ABB Jiangjin Turbo Systems Company Limited, Chongqing	61.00
CHINA	ABB Xi’an Power Capacitor Company Limited, Xi’an	51.00
CHINA	ABB Transmission & Distribuition Automation Equipment (Xiamen Co. Ltd., Fujian)	100.00
CHINA	ABB Xiamen Electrical Controlgear Co. Ltd., Fujian Province	80.00
CHINA	ABB Xi’an Power Rectifiers Company Ltd., Xi’an	62.00
CHINA	ABB Zhongshan Transformer Company Ltd., Zhongshan City	51.00
COLOMBIA	Asea Brown Boveri Ltda., Bogotá	99.99
COTE D’IVOIRE	ABB Technology SA, Abidjan	99.00
CROATIA	ABB Ltd., Zagreb	100.00
CYPRUS	ABB Lummus Global Cyprus LTD., Nicosia	100.00
CZECH REPUBLIC	ABB s.r.o., Prague	100.00
CZECH REPUBLIC	ABB Lummus Global s.r.o., Brno	100.00
DENMARK	ABB A/S, Skovlunde	100.00
ECUADOR	Asea Brown Boveri S.A., Quito	96.87
EGYPT	Asea Brown Boveri S.A.E., Cairo	100.00
EGYPT	ABB Arab Contractors for Construction, Heliopolis	99.75
EGYPT	ABB Arab S.A.E., Cairo	80.00
EGYPT	ABB Automation, Industries and Petrochemical - AIPC - S.A.E., Heliopolis	100.00
EGYPT	ABB Group Process Center S.A.E., Cairo	100.00
EGYPT	ABB High Voltage Co. S.A.E., Heliopolis/Cairo	100.00
EGYPT	ABB Metals & Plastics Manufact. Co. SAE, 10th of Ramadan City	80.00
EGYPT	ABB Petroleum Technology, Cairo	100.00
EGYPT	ABB SUSA Egypt LLC, Maadi	100.00
EGYPT	ABB Turbochargers S.A.E., Suez	100.00
EGYPT	ABB Transformers S.A.E., El-Nozha El-Gedida	65.00
EL SALVADOR	ABB S.A. de CV, San Salvador	100.00

ESTONIA	ABB AS, Tallinn	100.00
FINLAND	ABB Oy, Helsinki	100.00
FINLAND	ABB Sähkörinne Kiinteistö Oy, Helsinki	100.00
FRANCE	ABB S.A., Rueil-Malmaison	100.00
FRANCE	ABB Business Services, Rueil-Malmaison	100.00
FRANCE	Cogelub, Persan	51.00
FRANCE	L’Ebenoid, Villeurbanne	100.00
FRANCE	ABB Entrelec SAS, Villeurbanne	100.00
FRANCE	Soulé Protection Surtensions, Villeurbanne	98.94
FRANCE	ABB Lummus Global SarL., Rueil-Malmaison	100.00
FRANCE	ABB MC, St Ouen l’Aumone	100.00
FRANCE	ABB Process Industrie, Aix les Bains	100.00
FRANCE	Striebel & John France S.A.R.L., Wesserling	51.00
GERMANY	ABB Automatisierungsanlagen Cottbus GmbH, Cottbus	100.00
GERMANY	ABB Airport Technologies GmbH, Mannheim	100.00
GERMANY	ABB AG, Mannheim	100.00
GERMANY	ABB Automation Products GmbH, Ladenburg	100.00
GERMANY	ABB Stotz-Kontakt/Striebel & John Vertriebs-GmbH, Sasbach	75.50
GERMANY	ABB Automation GmbH, Mannheim	100.00
GERMANY	ABB Automation Beteiligungs GmbH, Mannheim	100.00
GERMANY	ABB Beteiligungs-Management GmbH, Mannheim	100.00
GERMANY	Busch-Jaeger Elektro GmbH, Mannheim/Lüdenscheid	100.00
GERMANY	ABB Bauprojektmanagement GmbH, Mannheim	100.00
GERMANY	ABB Beteiligungs- und Verwaltungsges. mbH, Mannheim	100.00
GERMANY	ABB Engineering and Consulting GmbH, Wiesbaden	100.00
GERMANY	Elektroinstallation Annaberg GmbH, Annaberg-Buchholz	100.00

GERMANY	ABB Grundbesitz GmbH, Mannheim	100.00
GERMANY	ABB Grundbesitz Berlin GmbH & Co. Objekte Berlin OHG, Berlin	100.00
GERMANY	ABB Gebäudetechnik AG, Mannheim	100.00
GERMANY	H&B Grundstücksverwaltungs GmbH, Mannheim	100.00
GERMANY	Hartmann & Braun GmbH & Co. KG, Eschborn	100.00
GERMANY	JLEC Power Ventures GmbH, Mannheim	100.00
GERMANY	Komposit-Risikoberatungs- und Versicherungsvermittlungs-GmbH, Heidelberg	100.00
GERMANY	ABB Logistics Center Europe GmbH, Menden	100.00
GERMANY	ABB Lummus Global GmbH, Wiesbaden	100.00
GERMANY	ABB New Ventures GmbH, Essen	100.00
GERMANY	ABB Patent GmbH, Mannheim	100.00
GERMANY	Pucaro Elektro-Isolierstoffe GmbH, Roigheim	100.00
GERMANY	ABB Service GmbH Bobingen, Bobingen	100.00
GERMANY	ABB Stotz-Kontakt GmbH, Heidelberg	100.00
GERMANY	Striebel & John GmbH & Co. KG, Sasbach-Obersasbach	51.00
GERMANY	Striebel Vermögensverwaltungs-GmbH, Sasbach-Obersasbach	51.00
GERMANY	ABB Training Center GmbH, Mannheim	100.00
GERMANY	ABB Technologie GmbH, Mannheim	100.00
GERMANY	ABB Wirtschaftsbetriebe GmbH, Mannheim	100.00
GREECE	Asea Brown Boveri S.A., Metamorphossis Attica	100.00
GREECE	Wind Park of Rhodes SA, Rhodes	90.00
GUATEMALA	ABB Turbocharger Servicios, S.A., Amatitlan	100.00
HONG KONG	ABB (Hong Kong) Ltd., Hong Kong	100.00
HONG KONG	ABB Asia Pacific Ltd., Hong Kong	100.00
HONG KONG	ABB Asia Pacific Services Ltd., Hong Kong	100.00

HONG KONG	Industrial and Building Systems (H.K.) Limited, Hong Kong	100.00
HONG KONG	ABB Turbo Systems (Hong Kong) Limited	100.00
HUNGARY	ABB Engineering Trading and Service Ltd., Budapest	100.00
INDIA	ABB Limited, Bangalore	52.11
INDIA	ABB Corporate Research Limited, Bangalore	100.00
INDIA	ABB Holdings (South Asia) Ltd., Bangalore	100.00
INDONESIA	PT ABB Bailey, Jakarta	100.00
INDONESIA	PT ABB Installation Materials, Jakarta	100.00
INDONESIA	PT ABB Sakti Industri, Jakarta	51.00
INDONESIA	PT ABB Transmission and Distribution, Jakarta	60.00
IRAN, ISLAMIC REPUBLIC OF	ABB (P.J.S.C.), Teheran	100.00
IRELAND	ABB Ltd, Dublin	100.00
IRELAND	ABB Holdings Ireland Ltd., Dublin	100.00
IRELAND	Rialto Cables & Plastics Ltd., Dublin	100.00
IRELAND	Wessel Industries Holdings Ltd., Dublin	100.00
ISRAEL	ABB Technologies Ltd., Tirat Carmel	99.99
ITALY	ABB S.p.A., Milan	100.00
ITALY	ABB Power Technologies S.p.A., Milano	100.00
ITALY	ABB SACE S.p.A., Sesto S. Giovanni (MI)	100.00
ITALY	ABB Environment Service Srl., Milan	100.00
ITALY	ABB Corporate Administration & Properties S.p.A., Milan	100.00
ITALY	Consorzio Snamprogetti - ABB LG Chemicals, Milan	50.00
ITALY	ABB Estense Service S.p.A., Ferrara	80.00
ITALY	PR.ENER.CA Ceresio S.r.l., Milan	100.00
ITALY	Consorzio Safe Energy, Sesto San Giovanni (MI)	96.18
ITALY	ABB Process Solutions & Services SPA, Milan	100.00
ITALY	Telecogen s.r.l., Bussolengo	100.00
ITALY	ABB Energy Automation S.p.A., Milan	100.00

ITALY	ABB Group Service Center srl., Milano	100.00
JAPAN	ABB K.K., Tokyo	100.00
JORDAN	ABB Ltd. Jordan, Amman	100.00
JORDAN	ABB Near East Trading Ltd., Amman	95.00
KAZAKHSTAN	ABB Ltd., Almaty	100.00
KAZAKHSTAN	Energoinvestproekt JV LLP, Almaty	96.40
KAZAKHSTAN	CJSC Energia Kazakh Scientific Research Institute of Energy, Almaty	89.24
KENYA	Asea Brown Boveri Ltd., Nairobi	100.00
KOREA, REPUBLIC OF	ABB Ltd., Seoul	100.00
KUWAIT	ABB Engg. Technologies Co. (KSCC), Safat	49.00
LATVIA	ABB SIA, Riga	100.00
LEBANON	ABB Electrical Co. S.A.L., Beirut	67.00
LITHUANIA	ABB UAB, Vilnius	100.00
LUXEMBOURG	ABB S.A., Leudelange	100.00
MALAYSIA	ABB Holdings Sdn. Bhd., Subang Jaya	100.00
MALAYSIA	ABB Industrial and Building Syst. Sdn. Bhd., Subang Jaya	100.00
MALAYSIA	Komposit Asia Pacific Limited, Labuan	100.00
MALAYSIA	ABB Malaysia Sdn Bhd, Subang Jaya	100.00
MALAYSIA	ABB Manufacturing Sdn. Bhd., Subang Jaya	49.00
MALAYSIA	ABB Transmission and Distribution Sdn. Bhd., Subang Jaya	66.00
MALI	Asea Brown Boveri Mali, Bamako	100.00
MALTA	ABB Lummus Malta Limited, Floriana	100.00
MAURITIUS	Asea Brown Boveri Ltd., Port Louis	51.00
MAURITIUS	ABB International Holdings Ltd., Port Louis	100.00
MAURITIUS	ABB Lummus Crest Mauritius, Port Louis	100.00
MEXICO	Asea Brown Boveri S.A. de C.V., Tlalnepantla	100.00
MEXICO	Entrelec SA de CV, Nuevo Leon	100.00
MEXICO	ABB Mexico S.A. de C.V., Tlalnepantla	100.00
MOROCCO	Asea Brown Boveri S.A., Casablanca	100.00
MOZAMBIQUE	ABB Tecnel Limitada, Maputo	60.00
NAMIBIA	Asea Brown Boveri (Pty) Ltd., Windhoek	100.00

NETHERLANDS	ABB BV, Rotterdam	100.00
NETHERLANDS	ABB Holdings BV, Amsterdam	100.00
NETHERLANDS	ABB Capital, B.V., Amsterdam	100.00
NETHERLANDS	ABB Equity BV, Amsterdam	100.00
NETHERLANDS	ABB Equity Ventures B.V., Amsterdam	100.00
NETHERLANDS	ABB Finance B.V., Amsterdam	100.00
NETHERLANDS	ABB Power Investment (India) B.V., Amsterdam	100.00
NETHERLANDS	ABB Lummus Global B.V., The Hague	100.00
NETHERLANDS	ABB Lummus Global Technology B.V., The Hague	100.00
NETHERLANDS	ABB Lummus Heat Transfer B.V., The Hague	100.00
NETHERLANDS	Novolen Technology Holdings, C.V., The Hague	82.00
NETHERLANDS	ABB Oil & Gas Europe B.V., The Hague	100.00
NETHERLANDS	ABB New Ventures B.V., Amstelveen	100.00
NETHERLANDS	ABB Equity Ventures Projects B.V., Amsterdam	100.00
NETHERLANDS	ABB Payment Services B.V., Amstelveen	100.00
NETHERLANDS	Vetco Overseas N.V., Curacao	100.00
NETHERLANDS	Luwoco Lummus Worldwide Contracting (Netherlands) B.V., The Hague	100.00
NEW ZEALAND	ABB Limited, Auckland	100.00
NEW ZEALAND	ABB Maintenance Services Limited, Auckland	100.00
NIGERIA	ABBNG Limited, Abuja	60.00
NIGERIA	Vetco Gray Nigeria Limited, Port Harcourt	65.00
NORWAY	ABB Holding AS, Billingstad	100.00
NORWAY	ABB ATMA Robotics, Bryne (non legal entity)	100.00
NORWAY	Bergerveien 12 ANS, Oslo	100.00
NORWAY	Engrossenteret Eiendom AS, Billingstad	100.00
NORWAY	Nordisk Eiendomsforvaltning AS, Billingstad	100.00
NORWAY	ABB ATPA Turbo, Olso (non legal entity)	100.00
NORWAY	ABB Telexp AS, Bergen	100.00
OMAN	ABB LLC, Al Hamriya	65.00

PAKISTAN	ABB (Pvt) Ltd., Lahore	100.00
PANAMA	ABB S.A., Panama	100.00
PAPUA NEW GUINEA	ABB James Watt (PNG) Limited, Regents Park, NSW	100.00
PERU	Asea Brown Boveri S.A., Lima	88.12
PHILIPPINES	Asea Brown Boveri Inc., Paranaque, Metro Manila	100.00
POLAND	ABB Sp. zo.o., Warsaw	96.04
POLAND	Entrelec Polzka Sp. zo.o., Leborska	100.00
POLAND	ABB Instal Sp. zo.o., Wroclaw	100.00
POLAND	ABB Zamech Gazpetro Sp. zo.o., Elblag	100.00
POLAND	ABB Zamech Marine Sp. zo.o., Elblag	100.00
PORTUGAL	ABB S.G.P.S, S.A., Amadora	100.00
PORTUGAL	ABB Stotz Kontakt Eléctrica, Unipessoal, Lda., Porto	100.00
PORTUGAL	ABB (Asea Brown Boveri) S.A., Amadora	100.00
PORTUGAL	SMM - Sociedade de Montagens Metalomecanicas S.A., Amadora	100.00
PORTUGAL	SMM-UM-Sociedade de Montagens Metalomecanicas SA, Amadora	100.00
QATAR	ABB Qatar LLC., Doha	49.00
ROMANIA	ABB SRL, Bucharest	100.00
RUSSIAN FEDERATION	Asea Brown Boveri Ltd., Moscow	100.00
RUSSIAN FEDERATION	ABB Communications and Information Systems Ltd., Moscow	100.00
RUSSIAN FEDERATION	ABB Electroengineering Ltd., Moscow	100.00
RUSSIAN FEDERATION	ABB Energosvyaz LLC, Moscow	100.00
RUSSIAN FEDERATION	ABB Industrial and Building Systems Ltd., Moscow	100.00
RUSSIAN FEDERATION	ABB Moskabel Ltd., Moscow	100.00
RUSSIAN FEDERATION	000 ABB Lummus Global, Moscow	100.00
RUSSIAN FEDERATION	ABB Automation LLC, Moscow	76.20
SAUDI ARABIA	ABB Contracting Company Ltd., Riyadh	65.00
SAUDI ARABIA	ABB Electrical Industries Ltd., Riyadh	65.00
SAUDI ARABIA	ABB Automation Co. Ltd., Riyadh	65.00
SAUDI ARABIA	Lummus Alireza Ltd. Co., Saudi Arabia	51.00

SAUDI ARABIA	Saudi SAE Technical Construction Co. Ltd., Riyadh	100.00
SAUDI ARABIA	ABB Service Co. Ltd., Al Khobar	65.00
SENEGAL	ABB Technologies S.A., Dakar	100.00
SERBIA AND MONTENEGRO	ABB d.o.o., Belgrade	100.00
SINGAPORE	ABB Agencies Pte. Ltd., Singapore	100.00
SINGAPORE	ABB Holdings Pte. Ltd., Singapore	100.00
SINGAPORE	ABB Industry Pte. Ltd., Singapore	100.00
SINGAPORE	ABB Lummus Global Pte. Ltd., Singapore	100.00
SINGAPORE	ABB Support Pte. Ltd., Singapore	100.00
SINGAPORE	ABB Treasury Center (Asia Pacific) Pte. Ltd., Singapore	100.00
SLOVAKIA	ABB, s.r.o., Bratislava	100.00
SLOVENIA	ABB D.o.o., Ljubljana	100.00
SOUTH AFRICA	ABB Holdings (Pty) Ltd., Sunninghill	80.00
SOUTH AFRICA	Desta Power Matla (Pty) Ltd., Pretoria	29.98
SOUTH AFRICA	Nelspruit Airport Operating Company (Pty) Ltd., Nelspruit	90.00
SOUTH AFRICA	Primkop Airport Management (Pty) Ltd., Nelspruit	90.00
SOUTH AFRICA	ABB Powertech Transformers (Pty) Ltd., Pretoria	40.00
SOUTH AFRICA	ABB South Africa (Pty) Ltd., Sunninghill	80.00
SPAIN	Asea Brown Boveri S.A., Madrid	100.00
SPAIN	ABB Stotz Kontakt, S.A., Getafe	100.00
SWEDEN	ABB Participation AB, Västerås	100.00
SWEDEN	ABB AB, Västerås	100.00
SWEDEN	ABB Construction AB, Västerås	100.00
SWEDEN	Romania Invest AB, Västerås	100.00
SWEDEN	AB Cythere 61, Västerås	100.00
SWEDEN	AB Cythere 63, Västerås	100.00
SWEDEN	AB Electro-Invest, Västerås	100.00
SWEDEN	ABB Industriunderhåll AB, Degerfors	51.00
SWEDEN	ABB Fastighet AB, Västerås	100.00
SWEDEN	ABB Virkestorkar AB, Skellefteå	100.00
SWEDEN	ABB Norden Holding AB, Stockholm	100.00

SWEDEN	ABB Automation Technologies AB, Västerås	100.00
SWEDEN	ABB Power Technologies AB, Ludvika	100.00
SWEDEN	Gladsheim Aviation Finance AB, Stockholm	0.00
SWEDEN	Tre Kronor Investment AB, Västerås	100.00
SWEDEN	ABB Financial Services AB, Sollentuna	100.00
SWITZERLAND	ABB Ltd, Zurich	100.00
SWITZERLAND	ABB Asea Brown Boveri Ltd, Zurich	100.00
SWITZERLAND	ABB Management Services Ltd., Zurich	100.00
SWITZERLAND	ABB Automation Technologies Management Ltd., Zurich	100.00
SWITZERLAND	ABB Dicoesa, Belfaux	100.00
SWITZERLAND	ABB Energy Engineering AG, Zurich	100.00
SWITZERLAND	ABB MEA Participation Ltd., Zurich	100.00
SWITZERLAND	ABB Information Systems Ltd., Zurich	100.00
SWITZERLAND	ABB Handels- und Verwaltungs AG, Zurich	100.00
SWITZERLAND	ABB Intra AG, Zurich	100.00
SWITZERLAND	ABB Immobilien AG, Baden	100.00
SWITZERLAND	ABB International Services AG, Zurich	100.00
SWITZERLAND	ABB Schweiz AG, Baden	100.00
SWITZERLAND	ABB International Marketing Ltd., Zurich	100.00
SWITZERLAND	ABB Power Technologies Management Ltd., Zurich	100.00
SWITZERLAND	ABB Research Ltd., Zurich	100.00
SWITZERLAND	ABB Sécheron S.A., Satigny	99.97
SWITZERLAND	ABB Technology Ltd., Zurich	100.00
SWITZERLAND	ABB Turbo-Systems Holding Ltd., Baden	100.00
SWITZERLAND	ABB Turbo-Systems AG, Baden	100.00
TAIWAN, PROVINCE OF CHINA	ABB Ltd., Taipei	100.00
TANZANIA, UNITED REPUBLIC	Asea Brown Boveri Ltd., Dar Es Salaam	100.00
TANZANIA, UNITED REPUBLIC	ABB Tanelec Ltd., Arusha	70.00
THAILAND	ABB LIMITED, Bangkok	100.00

THAILAND	Asea Brown Boveri Holding Ltd., Bangkok	100.00
THAILAND	ABB Bailey Limited, Bangkok	98.00
THAILAND	Kent Meters (Thailand) Ltd., Bangkok	100.00
TUNISIA	L’Ebenoid Production, Tunisie	100.00
TUNISIA	ABB Maghreb Services S.A., Tunis	100.00
TURKEY	ABB Holding A.S., Istanbul	99.95
TURKEY	ABB Barmek Elektrik Sanayi Ve Ticaret, Ankara	49.98
TURKEY	ABB Elektrik Sanayi A.S., Istanbul	99.94
UGANDA	ABB Ltd., Kampala	100.00
UKRAINE	ABB Ltd., Kiev	100.00
UNITED ARAB EMIRATES	ABB Automation L.L.C., Abu Dhabi	49.00
UNITED ARAB EMIRATES	ABB Transmission & Distribution Ltd., Abu Dhabi	49.00
UNITED ARAB EMIRATES	ABB Industries (L.L.C), Dubai	49.00
UNITED KINGDOM	ABB Ltd., Warrington	100.00
UNITED KINGDOM	ABB Credit Ltd., London	100.00
UNITED KINGDOM	ABB Equity Limited, Guernsey	100.00
UNITED KINGDOM	ABB ESAP Limited, Guernsey	100.00
UNITED KINGDOM	ABB Equity Ventures (Jersey) Ltd., Jersey	100.00
UNITED KINGDOM	ABB Holdings Ltd., Warrington	100.00
UNITED KINGDOM	ABB International Finance Limited, Guernsey	100.00
UNITED KINGDOM	ABB Insurance Limited, Guernsey	100.00
UNITED KINGDOM	ABB Investments Ltd., Warrington	100.00
UNITED KINGDOM	ABB Lummus Crest Ltd., Surrey	100.00
UNITED KINGDOM	Lighting for Staffordshire Holdings Ltd., Staffordshire	60.00
UNITED KINGDOM	Lighting for Staffordshire Ltd., Staffordshire	60.00
UNITED KINGDOM	ABB Lutech Resources Ltd., Surrey	100.00
UNITED KINGDOM	ABB Service Limited, Warrington	100.00
UNITED KINGDOM	ABB Transinvest Limited, Guernsey	100.00
UNITED KINGDOM	ABB Combined Heat and Power Ltd., Warrington	100.00
UNITED STATES	ABB Inc., Norwalk, CT	100.00
UNITED STATES	ABB Barranquilla Inc., Princeton, NJ	100.00

UNITED STATES	ABB Capital (USA) LLC, Delaware	100.00
UNITED STATES	Combustion Engineering Inc., Norwalk, CT	100.00
UNITED STATES	Connecticut Valley Claims, CT	100.00
UNITED STATES	DLI Engineering Corp., Bainbridge Island	100.00
UNITED STATES	ABB Susa/Dillingham, North Brunswick	55.00
UNITED STATES	ABB Holdings Inc., Norwalk, CT	100.00
UNITED STATES	ABB Investments LLC, Norwalk, CT	100.00
UNITED STATES	Brown & Root/ABB SUSA, North Brunswick	51.00
UNITED STATES	KOMPOSIT AMERICAS Risk Management, Consultancy & Insurance Brokerage Serv. California	100.00
UNITED STATES	Lummus Catalyst Company, Bloomfield, NJ	100.00
UNITED STATES	ABB Lummus Global International Corp., Texas	100.00
UNITED STATES	ABB Lummus Global Overseas Corporation, Bloomfield, NJ	100.00
UNITED STATES	Joint Venture ABB Lummus Snamprogetti USA, Houston, TX	50.00
UNITED STATES	ABB Lummus Global Inc., Bloomfield, NJ	100.00
UNITED STATES	ABB Susa Inc., North Brunswick, NJ	100.00
UNITED STATES	Camelot IS-2 International, Inc. D/B/A Skyva International, Wickliffe	99.97
UNITED STATES	ABB Susa International Inc., North Brunswick, NJ	100.00
UNITED STATES	ABB Treasury Center USA Inc., Norwalk, CT	100.00
UNITED STATES	Winfield Business Park, LLC, Norwalk, CT	50.00
URUGUAY	ABB CL Logistic S.A., Montevideo	100.00
UZBEKISTAN	ABB CHTZ Closed Joint Stock Company, Chirchik	68.00
VENEZUELA	Asea Brown Boveri S.A., Caracas	100.00
VIET NAM	ABB Ltd., Hanoi	100.00
ZAMBIA	ABB Ltd., Lusaka	100.00
ZIMBABWE	ABB (Private) Ltd., Harare	100.00